GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (“Guaranty”)  is  made  October 15, 2012  jointly  and  severally  by  each  of  Plures Holdings, Inc., a Delaware corporation (“Plures Holdings”), Advanced Microsensors Corporation, a New York corporation (“AMS”), and Magnetic Sense, Inc., a Delaware corporation (each, hereinafter referred to as a “Guarantor” and collectively each other Guarantor, the “Guarantors”), in favor of RENN Capital Group Inc., as collateral agent or its successor (“Agent”) on behalf certain lenders (each, a “Lender”) as set forth on Schedule A hereto (the “Lender Group”), acquired and was issued 2% Secured Convertible Promissory Notes (as modified or expanded or existing from time to time, the “Note”) from Plures Technologies, Inc., a Delaware corporation (the “Company”), pursuant to that Securities Purchase Agreement dated as of October 15, 2012 (as may be amended from time to time or expanded to include additional Lenders, the “Purchase Agreement”).

WHEREAS, the Company is indebted to Lender Group under the Note in the principal amount of $1,100,000 (subject to increase to up to $2,500,000 in the event that additional investors make loans and enter into the Purchase Agreement), plus interest; and

WHEREAS, the Guarantors are each subsidiaries or indirect subsidiaries of the Company and will benefit from the loans made by Lender Group; and

WHEREAS, to provide the Lender support for the payment and performance of the Company’s obligations under the Note, the Guarantor has agreed to enter into this Guaranty and to perform the obligations of the Guarantor described in this Guaranty; and

NOW, THEREFORE, as a material inducement to each Lender to purchase the Notes from the Company, and for further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby, unconditionally, irrevocably and absolutely, jointly and severally, warrants and represents to and covenants with the Lender and Agent on behalf of the Lender Group and its successors and assigns as follows:

1.           Guaranty of Obligation.  The Guarantor (or if more than one guarantor, each jointly and severally), unconditionally, irrevocably and absolutely, guarantees to the Agent as lender individually, and to each Lender in the Lender Group, that all indebtedness evidenced by or provided in the Purchase Agreement, the Security Agreements, the Pledges and the Notes (“Guaranteed Indebtedness”), will be promptly paid when due and in accordance with the terms and provisions thereof (and as they may be amended, extended or renewed from time to time) including, without limitation, interest on all of the above amounts as agreed upon between the Company and the Lender, and any and all future advances, renewals, extensions and rearrangements of all or any part of the Guaranteed Indebtedness.  This is a continuing guaranty and shall continue to apply without regard to the form or amount of indebtedness or obligation which the Company may create, renew, extend or alter in whole or in part, without notice to any Guarantor.

2.           Liability for Other Indebtedness.  If the Guarantor is or becomes liable for any indebtedness owing by the Company to any Lender by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of such Lender hereunder shall be cumulative of any and all other rights that such Lender or Lender Group may ever have against the Guarantor.  The exercise by such Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

Page 1of 9

3.           No Release From Obligations.  The obligations, covenants, agreements and duties of the Guarantor under this Guaranty shall not be released or impaired in any manner whatsoever, without the written consent of the Agent, including on account of any or all of the following:

a.   any permitted assignment, endorsement or transfer, in whole or in part, of the Guaranteed Indebtedness, although made without consent of the Guarantor;

b.   any waiver by Agent of the performance or observance by either or both of the Company or the Guarantor of any of the agreements, covenants, terms or conditions contained in any document evidencing, governing or securing the Guaranteed Indebtedness;

c.   any extension of the time for payment or performance of all or any portion of the Guaranteed Indebtedness;

d.   the renewal, rearrangement, modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Company set forth in any document evidencing, governing or securing the Guaranteed Indebtedness;

e.   the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of either or both of the Company or the Guarantor;

f.   any receivership, insolvency, bankruptcy, reorganization or other similar proceedings or lack of corporate power, affecting either or both of the Company or the Guarantor or any of their assets;

g.   any release, withdrawal, surrender, exchange, substitution, subordination or loss of any security or other guaranty at any time existing in connection with all or any portion of the Guaranteed Indebtedness, or the acceptance of additional or substitute property as security therefore;

h.   the release or discharge of the Company or the Guarantor from the observance or performance of any agreement, covenant, term or condition contained in any document evidencing, governing or securing the Guaranteed Indebtedness;

i.   any action which the Agent may take or omit to take by virtue of any document evidencing, governing or securing the Guaranteed Indebtedness or through any course of dealing with either or both of the Company or the Guarantor;

j.   the addition of a new guarantor or guarantors;

k.   the operation of law or any other cause, whether similar or dissimilar to the foregoing;

Page 2of 9

l.   any adjustment, indulgence, forbearance or compromise that may be granted or given by the Agent to any party;

m.   the failure by the Agent or any Lender(s) to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of the Company;

n.   if the recovery from the Company becomes barred by any statute of limitations or is otherwise prevented;

o.   any defenses, set-offs or counterclaims which may be available to the Company;

p.   any impairment, modification, change, release or limitation of liability of, or stay of actions of lien enforcement proceedings against the Company, its property, or its estate in bankruptcy resulting from the operation of any present or future provision of the Bankruptcy Code or any other similar federal or state statute, or from the decision of any court; or

q.   any neglect, delay, omission, failure or refusal of the Agent or any Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any lien, right of security (including perfection thereof), existing or to exist in connection with, or as security for, any of the Guaranteed Indebtedness, it being the intention hereof that the Guarantor shall remain liable as principals on the Guaranteed Indebtedness, notwithstanding any act, omission or thing which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of any Guarantor.

4.           Payment and Performance of Obligations.  In the Event of Default under the Note or the event of default by the Company in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such indebtedness or performance becomes due, either by its terms or as the result of the exercise of any power to accelerate, the Guarantor shall, without notice or demand, and without any notice having been given to the Guarantor of the acceptance by Lender of this Guaranty and without any notice having been given to the Guarantor of the creating or incurring of such indebtedness, pay the amount due thereon to each Lender, at its office, or at such other place as may be designated in writing by such Lender, and it shall not be necessary for any Lender or Agent, in order to enforce such payment by the Guarantor, first, to institute suit or exhaust its remedies against the Company or others liable on such indebtedness, or to enforce its rights against any security which shall ever have been given to secure such indebtedness.

5.           Waiver of Notice.  Notice to the Guarantor of the acceptance of this Guaranty and of the making, renewing or assignment of the Guaranteed Indebtedness and each item thereof, are hereby expressly waived by the Guarantor.

6.           Payments by the Company.  Each payment on the Guaranteed Indebtedness shall be deemed to have been made by the Company unless express written notice is given to the Agent at the time of such payment that such payment is made by the Guarantor as specified in such notice.

Page 3of 9

7.           Releases and Waivers.  If all or any part of the Guaranteed Indebtedness at any time be secured, the Guarantor agrees that the Lender(s) may at any time and from time to time, at its/their discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security without impairing or diminishing the obligations of the Guarantor hereunder.  The Guarantor further agrees that if the Company executes in favor of the Lenders or the Agent on their behalf, any collateral agreement, deed of trust or other security instrument, the exercise by the Lender of any right or remedy thereby conferred on the Lender shall be wholly discretionary with the Lender and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligations of the Guarantor hereunder.  The Guarantor further agrees that neither the Agent nor any Lender shall be liable for its failure to use diligence in the collection of the Guaranteed Indebtedness or in preserving the liability of any person liable on the Guaranteed Indebtedness, and the Guarantor hereby waives presentment for payment, protest and notice thereof, notice of acceleration, and diligence in bringing suits against any person liable on the Guaranteed Indebtedness, or any part thereof.

8.           No Release of the Guarantor.  If the Guaranteed Indebtedness at any time exceeds the amount permitted by law, or the Company is not liable because the act of creating the Guaranteed Indebtedness is ultra vires, or the officers or persons creating the Guaranteed Indebtedness acted in excess of their authority, and for these reasons the Guaranteed Indebtedness which the Guarantor agrees to pay cannot be enforced against the Company, such fact shall in no manner affect the Guarantor’s liability hereunder, but the Guarantor shall be liable under this Guaranty notwithstanding that the Company is not liable for the Guaranteed Indebtedness, and to the same extent the Guarantor would have been liable if the Guaranteed Indebtedness had been enforceable against the Company.

9.           [Omitted.]

10.           Successors and Assigns.  This Guaranty is for the benefit of the Lender, its permitted successors and assigns, and in the event of an assignment by the Lender, its permitted successors or assigns, of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.

11.           Modifications and Waivers. Cumulative Rights.  No modification, consent, amendment or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of the Lender and the Guarantor, and then shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on the Guarantor in any case shall, of itself, entitle the Guarantor to any other or further notice or demand in similar or other circumstances.  No delay or omission by the Lender in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder.  All rights and remedies of the Lender hereunder are cumulative of each other and of every other right or remedy which the Lender may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.  In this Guaranty, whenever the context so requires, the singular number includes the plural, and conversely. Agent may exercise, and has been granted full power and authority to exercise, any and all of the rights and remedies of the Lenders under the Note and related Transaction Documents.  Notwithstanding the foreogoing, this Agreement and Schedule A hereto, may be amended from time to time so as to increase the number of Lenders or dollar amounts loaned as reflect additional investments that may be made from time to time.

Page 4of 9

12.           Compliance with Laws.  Should any Guarantor or the Company be permitted to raise usury as a defense under applicable law, then no provision herein or in the Note shall require the payment or permit the collection of interest in excess of the maximum permitted by law.  Should such defense be available, the Guarantors shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law as to the Guarantors.  Should the Guarantors be permitted to raise the usury defense and prevail, the Note shall be held subject to reduction of the interest charged to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.  The parties agree that New York law shall control as to this issue.

13.           Benefit to Guarantor.  Each Guarantor acknowledges and warrants that it has derived or expect to derive financial and other advantage and benefit, directly or indirectly, from the Guaranteed Indebtedness and each and every advance thereof and from each and every renewal, extension, release of collateral or other relinquishment of legal rights made or granted or to be made or granted by the Lender to the Company.

14.           Attorney's Fees.  The Lender shall be entitled to recover their reasonable attorneys’ fees and expenses in the event of any dispute between the parties arising under this Guaranty in which the Lender is the prevailing or substantially prevailing party.

15.           Guarantor's Warranties.  Each Guarantor hereby warrants and represents to the Agent and Lenders that:

a.   The Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect.  The Guarantor has the corporate or other requisite power and authority to execute and deliver this Guaranty and to perform the provisions hereof.

b.   This Guaranty has been duly authorized by all necessary action on the part of such Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

c.   The execution, delivery and performance by the Guarantor of this Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any lien, claim or encumbrance in respect of any property of the Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws or other organizational document, or any other agreement or instrument to which the Guarantor is bound or by which the Guarantor or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or governmental authority applicable to the Guarantor or (iii) violate any provision of any statute or other rule or regulation of any governmental authority applicable to the Guarantor.

Page 5of 9

d.   No consent, approval or authorization of, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery or performance by the Guarantor of this Guaranty which has not been obtained.

16.           Subordination and No Subrogation.  If, for any reason whatsoever, the Company now or hereafter becomes indebted to a Guarantor, such indebtedness and all interest thereon, shall, at all times, be subordinate in all respects to the Note, and such Guarantor shall not be entitled to enforce or receive payment thereof until the Guaranteed Indebtedness has been fully paid and satisfied.  Notwithstanding anything to the contrary contained in this Guaranty or any payments made by the Guarantor hereunder, the Guarantor shall not have any right of subrogation in or under the loan documents or to participate in any way therein, or any right, title or interest in and to any mortgaged property or any collateral for the Guaranteed Indebtedness, all such rights of subrogation and participation being hereby expressly waived and released, until the Guaranteed Indebtedness has been fully paid and satisfied.

17.           Law Governing and Jurisdiction. This Guaranty shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflict of laws.  The parties hereto hereby submit to the exclusive jurisdiction of the United States federal courts or New York state courts located in County of New York, with respect to any dispute arising under this Guaranty, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby, and consent to the personal jurisdiction of such courts and shall subject themselves to such personal jurisdiction.  The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding.  Nothing herein shall affect any party’s right to serve process in any other manner permitted by law.  The parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.  The party which does not prevail in any dispute arising under this Guaranty shall be responsible for all fees and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such dispute.

18.           Severability.  If any provision of this Guaranty or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Guaranty nor the application of such provision to any other persons or circumstances shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law.  This Guaranty may be signed in one or more counterparts, each of which, when combined with the other signatures shall be deemed valid and binding in all respects.

Page 6of 9

19.           Paragraph Headings.  The paragraph headings inserted in this Guaranty have been included for convenience only and are not intended, and shall not be construed, to limit or define in any way the substance of any paragraph contained herein.

20.           Compounding and Settlement.  Each Guarantor agrees that Agent, on behalf of Lenders, may (i) bring suit against the Guarantor and other guarantors, if any, jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of guarantor(s) for such consideration as the Lender may deem proper, and (iii) release one or more of guarantor(s) from liability hereunder, and that no such action shall impair the rights of the Lender to collect the Guaranteed Indebtedness (or the unpaid balance thereof) from the Guarantor.

21.           Termination.  This Guaranty shall terminate upon the Company’s repayment in full of the Guaranteed Indebtedness; provided, however, that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of all, or any part thereof, of the principal of or interest on any of the Guaranteed Indebtedness is rescinded or must otherwise be restored by any Lender, whether under any bankruptcy or insolvency proceeding or otherwise.

22.           No Fraudulent Conveyance.  The Guarantor and the Company hereby confirm that it is their intention that the obligations of the Guarantor hereunder shall not constitute a fraudulent transfer or obligation for the purposes of the U.S. Bankruptcy Code and applicable state law, including any state law based on the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act.  To effectuate the foregoing intention, the Company and the Guarantor (each a “Co-Obligor” and collectively the “Co-Obligors”) agree to indemnify the Lender for any malfeasance on this issue.  Nothing in the Section 22 shall limit the Guarantor’s joint and several liability under this Guaranty or any of the Company’s or the Guarantor’s obligations under the Note or the other agreement referenced therein.

[Remainder of page intentionally left blank]

Page 7of 9

[Counterpart Signature Page to Guaranty Agreement Between Plures Holdings, Inc.,
Advanced Microsensors Corporation, Magnetic Sense, Inc. and Lenders]

IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned on the date set forth above.

GUARANTORS:

PLURES HOLDINGS, INC.

By: ____________________________________
Name:
Title:

ADVANCED MICROSENSORS CORPORATION

By: ____________________________________
Name:
Title:

MAGNETIC SENSE, INC.

By: ____________________________________
Name:
Title:

BORROWER:

PLURES TECHNOLOGIES, INC.

By:____________________________________
Name:
Title:

Page 8of 9

Schedule A

Schedule of Lenders

RENN Caital Group Inc. as collateral agent for each of the following Lenders (which list may be amended from time to time by Collateral Agent):

Name of Subscriber / Secured Creditor	Principal Amount of 2% Secured Convertible Notes	Number of Warrants
RENN US Growth Investment Trust PLC The Frost National Bank, FBO RENN US Growth Investment Trust PLC, Trust No. W00740100	$637,498.50	212,500
RENN Global Entrepreneurs Fund, Inc. The Frost National Bank, FBO RENN Global Entrepreneurs Fund, Inc., Trust No. W00740000	$112,500.50	37,500
Cedarview Opportunities Master Fund, LP	$250,000.00	83,333
Glen Fricano	$33,333.33	11,111
David Smith	$33,333.33	11,111
Stuart M. Sieger	$33,333.34	11,112
Total	$1,100,000	366,667

Page 9of 9